SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 8, 2003

AMERICAN RETIREMENT VILLAS

PROPERTIES II

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	0-26468	33-0278155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Fischer Avenue, D-1

Costa Mesa, CA 92626

(Address of Principal Executive Offices and Zip Code)

(714) 751-7400

(Registrant’s telephone number, including area code)

Item 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 5, 2003, ARV Assisted Living, Inc. (“ARV”), the Managing General Partner of American Retirement Villas Properties II (“ARVP II”), dismissed KPMG LLP (KPMG”) as the independent accountants for ARVP II and appointed Deloitte & Touche LLP as the new independent accountants for ARVP II for the fiscal year ending December 31, 2003.

In connection with the audits of the two fiscal years ended December 31, 2002, and the subsequent interim period through May 5, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG on the consolidated financial statements of ARVP II as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Attached as Exhibit 16.1 to this Form 8-K is a letter from KPMG.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

16.1    Letter from KPMG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RETIREMENT VILLAS PROPERTIES II By: ARV ASSISTED LIVING, INC., its Managing General Partner

Date: May 8, 2003	By:	/s/ Douglas Pasquale
Name: Douglas Pasquale Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from KPMG regarding its concurrence with the statements made in this report.